SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): November 21, 1997



                            THE WARNACO GROUP, INC.
            (Exact name of registrant as specified in its charter)


   Delaware                     1-4715                     95-4032739
(State or other              (Commission                (IRS Employer
jurisdiction of              File Number)               Identification No.)
incorporation)


                                90 Park Avenue
                           New York, New York  10016
              (Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code: (212) 661-1300


(Former name or former address, if changed since last report):











Exhibit Index Appears on Page 4.                             Page 1 of 5 pages

ITEM 5.    Other Events
-------

     On November 21, 1997, The Warnaco Group, Inc., a Delaware corporation ("Warnaco") issued a press release (the "Press Release") announcing that its Board of Directors had approved a 12.5% increase in the regular quarterly cash dividend to $0.09 per share on its Class A Common Stock, par value $0.01 per share, from $0.08 per share. The dividend will be payable on January 6, 1998 to shareholders of record on December 5, 1997. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


Exhibit No.              Description
-----------              -----------

99.1               Press Release dated November 21, 1997.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE WARNACO GROUP, INC.


                       By:  /s/ STANLEY P. SILVERSTEIN
                          ---------------------------------------------------

                          Its:  Vice President, General Counsel and Secretary


Date:  November 21, 1997

                                 EXHIBIT INDEX


Exhibit No.                 Description                           Page No.
-----------                 -----------                           --------

99.1            Press Release dated November 21, 1997.               5